SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 1998


                       SALOMON SMITH BARNEY HOLDINGS INC.

               (Exact name of registrant as specified in charter)


       DELAWARE                         1-4346                22-166-0266
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


388 GREENWICH STREET, NEW YORK, NEW YORK                        10013
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 816-6000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5. Other Events.

      On November 1, 1998, Citigroup Inc., of which Salomon Smith Barney Holdings Inc. is a wholly owned subsidiary, issued a press release announcing the integration of its corporate business and certain related executive matters. The relevant portions of that press release are attached hereto as Exhibit 99.01.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

Exhibit No.    Description
-----------    -----------

99.01          Press Release of Citigroup Inc. dated November 1, 1998

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SALOMON SMITH BARNEY HOLDINGS INC.
                                        (Registrant)


                                        By: /s/ Charles W. Scharf
                                            ---------------------
                                            Charles W. Scharf
                                            Chief Financial Officer


Dated: November 3, 1998